QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2002

Key Production Company, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11769	84-1089744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

707 Seventeenth Street, Suite 3300, Denver, CO 80202
(Address of Principal Executive Office)

(303) 295-3995
(Registrant's telephone number, including area code)

Not applicable
(Former name and address, if changed since last report)

ITEM 5. OTHER EVENTS

        Key Production Company, Inc. (NYSE: KP) announced its 2002 first quarter earnings by press release on May 6, 2002. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c.
Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY PRODUCTION COMPANY, INC.
By:	/s/ PAUL KORUS
Name:	Paul Korus
Title:	Chief Financial Officer & Vice President

Dated: May 6, 2002

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Key Production Company, Inc., dated May 6, 2002.

QuickLinks

  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index